                                                                   Exhibit 10.ll

                       FOURTH AMENDMENT TO LOAN AGREEMENT

      THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of
                                                    ---------
February 28, 1997 by and among LOJACK CORPORATION, a Massachusetts corporation (the "Parent"), and its wholly-owned subsidiaries, LOJACK INTERNATIONAL
      ------
CORPORATION, a Delaware corporation, formerly known as LoJack Midwest Corporation (and the successor by merger to CarSearch Corporation), which was formerly a party to the Loan Agreement referred to below), LOJACK OF NEW JERSEY CORPORATION, a Delaware corporation, RECOVERY SYSTEMS, INC., a Florida corporation, LOJACK HOLDINGS CORPORATION, a Massachusetts corporation; and LOJACK VENTURE CORPORATION, a Massachusetts corporation (collectively, the "Original Borrowers"); by execution of the Joinder attached hereto, LOJACK OF
 ------------------
PENNSYLVANIA, INC., a Delaware corporation and LOJACK FSC, LTD., a corporation organized under the laws of the country of Barbados (the "New Subsidiaries" and,
                                                          ----------------
together with the Original Borrowers, the "Borrowers") and THE FIRST NATIONAL BANK OF BOSTON (the "Lender").
                     ------

                                    RECITALS
                                    --------

      A. The Lender and the Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994, as amended
February 20, 1996, as amended October 31, 1996 (as so amended, the "Loan
                                                                    ----
Agreement"). Capitalized terms used herein without definition have the meanings
---------
assigned to them in the Loan Agreement;

      B. Since the execution of the Loan Agreement, the Parent has formed two new subsidiaries, LoJack of Pennsylvania, Inc. and LoJack FSC, LTD., without obtaining the consent of the Lender, as required in the Loan Agreement; and

      C. The Original Borrowers wish to amend the Loan Agreement to (i) add the New Subsidiaries as "Borrowers" thereunder and waive the default caused by the Parent forming the New Subsidiaries without obtaining the prior consent of the Lender; and (ii) amend certain financial and other covenants as hereinafter set forth; and

      D. Subject to certain terms and conditions, the Lender is willing to agree to such amendments as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


I.    Amendments to Loan Agreement.
      ----------------------------

      A.    Deletion of Definitions.  The following definitions are hereby
            -----------------------
deleted in their entirety from Section 1.1 of the Loan Agreement:

                   "Borrowing Base"
                   "Borrowing Base Certificate"
                   "Leverage"

                  "Quick Assets"

      B.    Amendment to Certain Definitions.  The definition of "Borrowers" in
            --------------------------------                      ---------
Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

      "Borrowers.  LoJack Corporation, LoJack International Corporation, LoJack
       ---------
of New Jersey Corporation, Recovery Systems, Inc., LoJack Holdings Corporation, LoJack Venture Corporation, LoJack of Pennsylvania, Inc. and LoJack FSC, LTD."

      C.    Addition of New Definitions.  The following definitions are hereby
            ---------------------------
added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

      "Base Rate Loan.  Any Revolving Loan, bearing interest determined with
       --------------
reference to the Base Rate."

      "Fixed Rate Loan.  Any Money Market Loan or LIBOR Loan."
       ---------------

      "Interest Period. (a) With respect to each Money Market Loan, the period
       ---------------
commencing on the date of the making or continuation of or conversion to such Money Market Loan and ending up to 90 days later, but no later than the Conversion Date, as the Borrowers may elect in the applicable Notice of Borrowing or Conversion; and

      (b) with respect to each LIBOR Loan, the period commencing on the date of the making or continuation of or conversion to such LIBOR Loan and ending 30, 60, 90, 120 or 180 days thereafter, as the Borrowers may elect in the applicable Notice of Borrowing or Conversion; and

      (c) with respect to each Base Rate Loan, the period commencing on the date of the making or continuation of or conversion to such Base Rate Loan and ending when the Lender makes a Fixed Rate Loan as provided in Section 2.2 hereof, after delivery by the Borrowers of a Notice of Borrowing or Conversion;

      provided that:
      --------

            (i) any Interest Period (other than an Interest Period determined pursuant to clause (iii) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of LIBOR Loans, such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

            (ii) any Interest Period applicable to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last business day of a calendar month; and

            (iii) any Interest Period that would otherwise end after the Conversion Date shall end on the Conversion Date.

            (iv) no Interest Period applicable to any Revolving Loan after the Conversion Date shall include a principal repayment date for such Loan unless an aggregate principal amount of Loans at least equal to the principal amount due on such principal repayment date shall be Base Rate Loans or other Loans having Interest Periods ending on or before such date."

      "LIBOR Base Rate.  With respect to each day during each Interest Period
       ---------------
pertaining to any LIBOR Loan, the interest rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) at which the Lender is offered deposits in U.S. Dollars at or about 12:00 P.M. (Boston Time), two (2) Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the LIBOR Loan to be outstanding during such Interest Period."

      "LIBOR Loan.  Any Revolving Loan bearing interest determined with
       ----------
reference to the LIBOR Rate."

      "LIBOR Rate.  With respect to each day during each Interest Period
       ----------
pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/16th of 1%):

                                LIBOR Base Rate
                         ----------------------------
                         1.00 - LIBOR Reserve Requirements"

      "LIBOR Reserve Requirements.  For any day as applied to a LIBOR Loan, the
       --------------------------
aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of
                                   ------------------------
such Board) maintained by a member lender of the Federal Reserve System."

      "Money Market Loan.  Any Revolving Loan bearing interest determined with
       -----------------
reference to the Money Market Rate."

      "Money Market Rate.  That rate of interest per annum, if any, quoted by
       -----------------
the Lender as its "Money Market Rate" for an Interest Period pursuant to
Section 2.2."

      "New Subsidiaries.  LoJack of Pennsylvania, Inc. and LoJack FSC, LTD."
       ----------------

      "Notice of Borrowing or Conversion.  See Section 2.2 and Exhibit 2.2."
       ---------------------------------                       -----------

      "Regulatory Change.  With respect to the Lender, any change after the date
       -----------------
of this Agreement in United States federal, state or foreign law or regulation (including without limitation Regulation D), including without limitation the issuance of any final regulations or guidelines, or the adoption or making after such date of any interpretation, directive or request applying to a class of lenders including the Lender of or under any United States federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation thereof."

      "Regulation D.  Regulation D of the Board of Governors of the Federal
       ------------
Reserve System, as the same may be amended or supplemented from time to time."

      D.    Revolving Credit and Term Loans. Section 2 of the Loan Agreement is
            -------------------------------
hereby deleted in its entirety and replaced with the following:

      "2.1  The Revolving Credit and Term Loans.  (a) Subject to the terms and
            -----------------------------------
conditions hereof, the Lender will make Revolving Loans to the Borrowers, from time to time from the date hereof until March 1, 1998 (the "Conversion Date"),
                                                            ---------------
in such sums as the Borrowers may request, provided that the principal amount of Revolving Loans outstanding at any one time shall not exceed the Commitment. Subject to the provisions of this Agreement, from the date hereof until the Conversion Date and within the limits of the Commitment, the Borrowers may borrow, repay and reborrow under this Section.

      (b) The Revolving Loans shall be evidenced by, and be payable as provided in, the Borrowers' joint and several Amended and Restated Revolving Credit and Term Note in the form attached as Exhibit 2.1 hereto (with all
                                             -----------
substitutions therefor, the "Note"), payable to the order of the Lender, which
                             ----
note is hereby incorporated herein by reference and made a part hereof.

      (c) Until the Conversion Date, the Lender shall record in the Revolving Loan Account (i) all Revolving Loans, (ii) all payments made by any of the Borrowers and (c) other debits and credits, in accordance with customary accounting practices, including all interest, fees, charges, taxes and expenses chargeable to the Borrowers under this Agreement (collectively, the "Bank
                                                                     ----
Charges"). The debit balance of the Revolving Loan Account prior to the
-------
Conversion Date shall reflect the amount of the Borrowers' Obligations to the Lender from time to time in respect of Revolving Loans and other Bank Charges hereunder. At least once each month the Lender may render a statement of account showing as of its date the debit balance(s) of the Loan Account which, unless within thirty (30) days of such date notice to the contrary is received by the Lender from the Borrowers, shall be considered correct and accepted by the Borrowers and conclusively binding upon it.

      2.2   Notice and Manner of Borrowing or Conversion of Loans. (a) Whenever
            -----------------------------------------------------
the Borrowers desire to obtain or continue a LIBOR Loan hereunder or convert an outstanding Base Rate Loan or a Money Market Loan to a LIBOR Loan, the Borrowers shall notify the Lender (which notice shall be irrevocable) by telex, telegraph or telephone received not later than 12:00 p.m. (Boston Time) on the date two
(2) Business Days before the day on which the requested Loan is to be made or continued as or converted to a LIBOR Loan. Such notice shall specify the effective date and amount of each Loan or portion thereof to be continued or converted, subject to the limitations set forth in Section 2.1, and the duration of the applicable Interest Period (subject to the provisions of the definition of Interest Period and Section 2.4). Each such notification (a "Notice of
                                                                ---------
Borrowing or Conversion") shall be immediately followed by a written
-----------------------
confirmation thereof by the Borrowers in substantially the form of Exhibit 2.2
                                                                   -----------
hereto, provided that if such written confirmation differs in any material
        --------
respect from the action taken from the Lender, the records of the Lender shall control absent manifest error.

      (b) Whenever the Borrowers desire to obtain or continue a Money Market Loan hereunder or convert an outstanding Base Rate Loan or LIBOR Loan to a Money Market Loan, the Borrowers shall notify the Lender (which notice shall be irrevocable) by telex, telegraph or telephone received not later than 2:00 p.m. (Boston Time) on the date on which the requested Loan is to be made or continued as or converted to a Money Market Loan. Such notice shall specify (i) the effective date and amount of each Loan or portion thereof to be continued or converted, subject to the limitations set forth in Section 2.1 and (ii) the duration of the applicable Interest Period (subject to the provisions of the definition of Interest Period and Section 2.4). Each Notice of Borrowing or Conversion relating to such a Money Market Loan shall be immediately followed by a written confirmation thereof by the Borrowers in substantially the form of
Exhibit 2.2 hereto, provided that if such written confirmation differs in any
-----------         --------
material respect from the action taken from the Lender, the records of the Lender shall control absent manifest error. With respect to each such Notice of Borrowing or Conversion, the Lender shall, no later than 3:00 p.m. (Boston Time) on the date of the requested Loan, notify the Borrowers of the Money Market Rate available for the Interest Period and the amount of the Loan requested, or if, the Lender is unable to quote a Money Market Rate in response to the Borrowers' request, the Borrowers shall have until 3:00 p.m. (Boston Time) on the date it receives the quoted Money Market Rate to accept the quoted Money Market Rate which acceptance may be oral or in writing. If the Borrowers accept the rate and, subject to the terms and conditions hereof, the Lender shall make the Money Market Loan on the effective date specified therefor by crediting the amount of such Loan to the Revolving Loan Account. If the Borrowers do not accept the quoted Money Market Rate or if the Lender is unable to offer the Money Market Rate for the Interest Period requested by the Borrowers, subject to Section 2.1, the Borrowers may request that the Loan be a Base Rate Loan.

      2.3   Commitment Fee.  (a) The Borrowers shall pay to the Lender a
            --------------
commitment fee from the date hereof, computed on the daily debit balance in the Revolving Loan Account through the Conversion Date and payable in arrears on each Quarterly Date and on the earlier of the Conversion Date or the maturity of the Note, whether by payment, prepayment , acceleration or otherwise, equal to 0.25% per annum of the average daily unborrowed portion of the Commitment.

      (b) The Borrowers shall pay to the Lender any and all other reasonable charges customarily made by the Lender against borrowers.

      2.4   Certain Interest Periods.  (a) If the Lender does not receive a
            ------------------------
Notice of Borrowing or Conversion for an outstanding Fixed Rate Loan or a notice of election of duration of an Interest Period for a Fixed Rate Loan pursuant to
Section 2.2, above, within the applicable time limit specified therein, or if, when such notice must be given, a Default exists, the Borrowers shall be deemed to have elected to convert such Fixed Rate Loan into a Base Rate Loan on the last day of the then current Interest Period with respect thereto.

      (b) Notwithstanding the foregoing, the Borrowers may not select an Interest Period that would end, but for the provisions of the definition of Interest Period, after the Conversion Date.

      2.5   Interest Rates and Payment of Interest.  (a) Each Base Rate Loan
            --------------------------------------
shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate, which rate shall change contemporaneously with any change in the Base Rate. Such interest shall be payable on the last day of each month and when such Loan is due (whether at maturity, by reason of acceleration or otherwise).

      (b) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the LIBOR Rate at the inception of such Interest Period plus one and
                                                                 ----
one-half percent (1.5%). Such interest shall be payable for such Interest Period on the last Business Day of each month after the commencement date of the Interest Period for such LIBOR Loan.

      (c) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the quoted Money Market Rate for the amount and the Interest Period requested plus one and one-half percent (1.5%). Such interest shall be
                 ----
payable for such Interest Period on the last Business Day of each month after the commencement date of the Interest Period for such Money Market Loan.

      (d) Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable hereunder (including without limitation overadvances) due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 4% above the rate which then applies to the Note, which interest shall be compounded daily and payable on demand.

      (e) If a payment of principal or interest hereunder is not made, due to the Borrowers' failure to pay the same in full on its due date, the Borrowers will also pay on demand a late payment charge equal to 5% of the amount of such payment. Nothing provided herein shall affect the Lender's right to exercise any of its rights or remedies, including those provided in Section 8.2, arising upon the occurrence of an Event of Default.

      2.6   Indemnification.  The Borrowers shall pay to the Lender, upon the
            ---------------
request of the Lender, such amount or amounts as shall compensate the Lender for any loss (including, in the case of Fixed Rate Loans, loss of profit), cost or expense incurred by the Lender (as reasonably determined by the Lender) as a result of: (a) any payment or prepayment (whether voluntarily or after acceleration and demand by the Lender pursuant to its rights hereunder) or conversion of any Fixed Rate Loan held by the Lender on a date other than the last day of the Interest Period for such Fixed Rate Loan; or (b) any failure by the Borrowers to borrow, convert into or continue a Fixed Rate Loan on the date for such borrowing specified in the relevant Notice of Borrowing or Conversion or otherwise; such compensation to include, without limitation; an amount equal to: (i) any loss or expense suffered by the Lender during the period from the date of receipt of such early payment or prepayment or the date of such conversion or failure to borrow, convert or continue to the last day of such Interest Period, if the rate of interest obtainable by the Lender upon the redeployment of an amount of funds equal to the Fixed Rate Loans so paid, prepaid or converted or as to which such failure to borrow, convert or continue applies is less than the rate of interest applicable to such Loans for such Interest Period and (ii) any loss or expense suffered by the Lender in liquidating LIBOR or Money Market deposits, as the case may be, prior to maturity which the Lender is unable to redeploy and which correspond to the Fixed Rate Loans so paid, prepaid or converted or as to which such failure to borrow, convert or continue applies. The determination by the Lender of the amount of any such loss or expense, then set forth in a written notice to the Borrowers, containing the Lender's calculation thereof in reasonable detail, shall be presumed correct in the absence of manifest error.

      2.7   Capital Requirements.  If, after the date hereof, the Lender
            --------------------
determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for lenders or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (ii) compliance by the Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on the Lender's or such holding company's capital as a consequence of the Lender's commitment to make Loans hereunder to a level below that which the Lender or such holding company, but for such adoption, change or compliance, could have achieved (taking into consideration the Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by the Lender to be material, then the Lender shall notify the Borrowers thereof. The Borrowers agree to pay to the Lender the amount of such reduction as and when such reduction is determined, upon presentation by the Lender of a statement in the amount and setting forth the Lender's calculation thereof, which statement shall be deemed true and correct absent manifest error. In determining such amount, the Lender may use any reasonable averaging and attribution methods.

      2.8   Payments and Prepayments.  (a) (i) Prior to the Conversion Date, the
            ------------------------
Borrowers may prepay the Revolving Loans, in whole or in part, as follows:

                   (A) Base Rate Loans may be prepaid at any time without premium or penalty, including, without limitation, pursuant to Section 2.9 hereof. Amounts so paid may, prior to the Conversion Date and within the limits of the Commitment, be borrowed and reborrowed as provided in Section 2.1.

                   (B) LIBOR Loans may be prepaid (subject to payment of amounts due in accordance with Section 2.6 in respect of any LIBOR Loans so prepaid) on not less than two (2) Business Days prior written notice to the Lender;

                   (C) Money Market Loans may be prepaid (subject to payment of amounts due in accordance with Section 2.6 in respect of any Money Market Loans so prepaid) on not less than one (1) Business Day prior written notice to the Lender.

            (ii) If at any time the aggregate principal balance of the outstanding Revolving Loans exceeds the Commitment, the Borrowers shall promptly pay cash to the Lender in an amount as shall be necessary to eliminate such excess.

      (b) After the Conversion Date, the Borrowers shall repay the principal amount outstanding under the Note on the Conversion Date (the "Term Loan
                                                               ---------
Principal"), without setoff, deduction or counterclaim, in quarterly
---------
installments of principal on each Quarterly Date, commencing on May 31, 1998 and ending on February 28, 2003, when all outstanding principal, interest and other expenses and charges payable under this Agreement and the Note shall be due and payable in full. The amount of each such quarterly installment shall be the percentage of the Term Loan Principal set forth opposite the respective Quarterly Date in the following table:


        Quarterly Date           Percentage of Term Loan Principal Payable
        --------------           -----------------------------------------
                                        during Each Fiscal Quarter
                                        --------------------------
May 31, 1998 through February 28, 1999             3.00%

May 31, 1999 through February 28, 2000             4.00%

May 31, 2000 through February 28, 2001             5.00%

May 31, 2001 through February 28, 2002             6.00%

May 31, 2002 through February 28, 2003             7.00%


      (c) The Lender may, and the Borrowers hereby authorize the Lender to, debit the amount of any payment provided for in this Agreement or the Notes to the Revolving Loan Account.

      2.9   Use of Proceeds; Loans to Subsidiaries.  (a) The proceeds of the
            --------------------------------------
Revolving Loans shall be used (i) for working capital purposes of the Borrowers, including without limitation, Capital Expenditures, including costs and expenses incurred in connection with start-up businesses in the New Markets; (ii) for Permitted Investments, and (iii) to make Equity Distributions in respect of the Parent's capital stock.

      (b) The Parent may reloan the proceeds of the Revolving Loans to one or more of the Subsidiaries pursuant to Intercompany Loans, provided that each such Intercompany Loan to any Subsidiary (i) is evidenced by such Subsidiary's Intercompany Note bearing interest at a rate not less than the rate applicable to the Note, and (ii) is secured by a perfected security interest in all presently owned and hereafter acquired tangible and intangible personal property and fixtures of such Subsidiary, subject only to Permitted Encumbrances.

      (c) The Parent hereby acknowledges and agrees with the Lender and each of the Subsidiaries that (i) all Intercompany Loans are and shall be in all respects subordinate to the Obligations of the Subsidiaries to the Lender under the Note and otherwise, such subordination to be effective only to the extent that such Obligations are valid, binding and enforceable; (ii) from and during the existence of any Default, unless otherwise consented to by the Lender, all payments owed by any Subsidiary in respect of the Intercompany Loans shall be made directly to the Lender to retire amounts owed on the Note and all other Obligations; and (iii) if any payments are made by or on behalf of any Subsidiary to the Lender to be applied by the Lender to repay the Revolving Loans or any other Obligations, including interest, fees or other charges thereon, then the balance of the principal, interest, fees and other charges outstanding in respect of the Intercompany Loans shall be reduced by the amount of all such payments.

      2.10  Requirements of Law.  (a) In the event that any Regulatory Change
            -------------------
shall:

            (i) change the basis of taxation of the amounts payable to the Lender in respect of any Fixed Rate Loans (other than taxes imposed on the overall net income of the Lender);

            (ii) impose or modify any reserve, compulsory loan assessment, special deposit or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any office of the Lender in respect of any Fixed Rate Loans (including any of such Loans or any deposits referred to in the definitions of "LIBOR Base Rate" or "Money Market
                                            ---------------      ------------
Rate" in Section 1); or
----

            (iii)  impose any other conditions affecting Fixed Rate Loans;

      and the result of any of the foregoing shall be to increase the Lender's costs of making or maintaining any Fixed Rate Loans, or to reduce any amount receivable by the Lender hereunder in respect of any of its Fixed Rate Loans, in each case only to the extent that such additional amounts are not included in the LIBOR Base Rate or the Money Market Rate, as the case may be, applicable to such Loans, then the Borrowers and Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrowers receive the notice referred to in Section 2.10(b), an adjustment payable hereunder that will adequately compensate the Lender in light of these circumstances. If the Borrowers and the Lender are unable to agree to such adjustment within thirty
(30) days of the date on which the Borrowers receive such notice, then commencing as of the date of such notice applicable to such Fixed Rate Loans, the Borrowers shall pay on demand to the Lender and from time to time as specified by the Lender, such additional amounts as shall be sufficient to compensate the Lender for such increased cost or reduced amount receivable. Such amounts may include amounts that arise by reason of such a Regulatory Change for not more than thirty (30) days before receipt by the Borrowers of such notice.

      (b) If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrowers of the event by reason of which it has become so entitled. A certificate setting forth in reasonable detail the computation of any additional amounts payable pursuant to this Section submitted by the Lender to the Borrowers shall be delivered to the Borrowers promptly after the initial incurrence of such additional amounts and shall be conclusive in the absence of manifest error. The covenants contained in this Section shall survive for six (6) months following the termination of this Agreement and the payment of the outstanding Note. No failure on the part of the Lender to demand compensation under paragraph (a) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to the Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by the Lender for compensation thereunder.

      2.11. Limitations on Fixed Rate Loans; Illegality. (a) Anything herein to
            -------------------------------------------
the contrary notwithstanding, if, on or prior to the determination of an interest rate for any Fixed Rate Loans for any applicable Interest Period, the Lender shall determine (which determination shall be conclusive absent manifest error) that:

            (i) by reason of any event affecting United States money markets or the London interbank market, quotations or interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

            (ii) the rates of interest referred to in the definitions of "LIBOR
                                                                          -----
Base Rate" or "Money Market Rate" in Section 1, on the basis of which the rate
---------
of interest on any Fixed Rate Loan for such period is determined, do not accurately reflect the cost to the Lender of making or maintaining such Fixed Rate Loans for such period;

      then the Lender shall give the Borrowers prompt notice thereof (and shall thereafter give the Borrowers prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Lender shall be under no obligation to make Fixed Rate Loans or to convert Base Rate Loans into Fixed Rate Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for any outstanding Fixed Rate Loans, either prepay such Fixed Rate Loans, or convert such Fixed Rate Loans into Base Rate Loans, in either case, in accordance with the provisions of the Loan Agreement.

      (b) Notwithstanding any other provision herein, if any Regulatory Change shall make it unlawful for the Lender to make or maintain Fixed Rate Loans as contemplated by this Agreement, (i) the Lender's commitment hereunder to make Fixed Rate Loans, continue Fixed Rate Loans as such and convert Base Rate Loans to Fixed Rate Loans shall thereupon terminate and (ii) the Lender's Loans then outstanding as Fixed Rate Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Fixed Rate Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to the Lender such amounts, if any, as may be required pursuant to
Section 2.6.

      E.    Certain Financial Covenants. Sections 5.3 and 5.4 of the Loan
            ---------------------------
Agreement are hereby deleted in their entirety and replaced with the following:

            "[Intentionally Omitted.]"

      F.   Other Covenants. Section 6.1(c) of the Loan Agreement is hereby
           ---------------
amended by deleting the following portion of the sentence:

           "... and, (ii) a report (in the form of Exhibit 6.1(c) and otherwise
                                                   --------------
satisfactory to the Lender), of the value of the Borrowing Base as of the end of such month (the "Borrowing Base Certificate") all certified by the Parent's
                 --------------------------
principal financial officer"

      G.   New Exhibits.
           ------------

           1.   Exhibit 2.1 to the Loan Agreement is deleted and the attached
                -----------
Exhibit 2.1 is substituted therefor.
-----------

           2.   Exhibit 2.2, Notice of Borrowing or Conversion is hereby added
                -----------
as an Exhibit to the Loan Agreement.

      H.   Deleted Exhibit.  Exhibit 6.1(c), Borrowing Base Certificate, is
           ---------------   --------------
hereby deleted in its entirety from the Loan Agreement.

II.   Waivers.  The Lender hereby agrees to waive the following:
      -------

      A. The Event of Default which occurred as of February 3, 1997 because the Parent formed two new subsidiaries, LoJack of Pennsylvania, Inc. and LoJack FSC, LTD., without first obtaining the consent of the Lender in accordance with
Section 7.7 of the Loan Agreement.

      B. The foregoing waiver is limited to its express terms and shall not be deemed to be a waiver of any other Event of Default (including, without limitation, any other default of the Borrowers' obligations under Section 7.7 of the Loan Agreement), which may have existed on or prior to the date hereof or which may hereafter arise. Further, the granting of this waiver shall not be construed as a continuing waiver or waiver of any other Event of Default under the Loan Agreement, or any other documents executed in connection therewith.

III.  Certain Representations.  As a material inducement to the Lender to enter
      -----------------------
into this Amendment, each of the Borrowers hereby represents and warrants to the Lender (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

      A. The execution and delivery of this Amendment and performance by each Borrower of its respective obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter and/or by-laws of each Borrower, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound.

      B. The representations and warranties contained in Section 4 of the Loan Agreement are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been permitted under the terms of the Loan Agreement or otherwise in writing by the Lender). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Borrowers from that disclosed in the financial statements most recently furnished to the Lender. No Event of Default has occurred and is continuing.

      C. The Borrowers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with this Amendment.

      D. This Amendment and the Note constitutes the legal, valid and binding obligation of each Borrower, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV.   Conditions.  The willingness of the Lender to agree to the foregoing is
      ----------
subject to the following conditions:

      A. Each Borrower shall have executed and delivered to the Lender (or shall have caused to be executed and delivered to the Lender) the following:

           1.   This Amendment, including the Joinder of the Loan Agreement;

           2.   The Note in the form of the new Exhibit 2.1 to the Loan
                                                -----------
Agreement (which shall supercede and replace the Amended and Restated Revolving Credit and Term Note dated October 31, 1996);

           3. True and complete copies of all required directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment and such other documents as may be necessary, certified by a duly authorized officer of the appropriate Borrowers; and

           4. Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

      B. The Borrowers shall have paid to the Lender all outstanding legal fees and disbursements of the Lender's counsel;

      C. All legal matters relating to this Amendment shall be satisfactory to the Lender and its counsel.

V.    Effect of Amendment.  This Amendment constitutes an amendment to and
      -------------------
modification of the Loan Agreement and each of the Loan Documents. Each reference in the Loan Agreement to the "Loan Agreement", "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

VI.   Miscellaneous.
      -------------

      A. As provided in the Loan Agreement, the Borrowers jointly and severally agree to reimburse the Lender upon demand for all reasonable out-of-pocket costs and expenses of the Lender, including all reasonable fees and disbursements of counsel to the Lender incurred in connection with the preparation of this Amendment and any other agreements, instruments and documents executed pursuant hereto.

      B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

      D. The obligations of the Borrowers under this Amendment shall be joint and several in nature.

     IN WITNESS WHEREOF, the Lender and the Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                    LOJACK CORPORATION

                                    By:  /S/Joseph F. Abely
                                       ------------------------------
                                    Name:  Joseph F. Abely
                                         ----------------------------
                                    Title:  President
                                          ---------------------------

                                    LOJACK INTERNATIONAL CORPORATION

                                    By:  /s/Joseph F. Abely
                                       ------------------------------
                                    Name:  Joseph F. Abely
                                         ----------------------------
                                    Title:  Treasurer
                                          ---------------------------

                                    LOJACK OF NEW JERSEY CORPORATION

                                    By:  /s/Joseph F. Abely
                                       ------------------------------
                                    Name:  Joseph F. Abely
                                         ----------------------------
                                    Title:  President
                                          ---------------------------

                                    RECOVERY SYSTEMS, INC.

                                    By:  /s/Joseph F. Abely
                                       ------------------------------
                                    Name:  Joseph F. Abely
                                         ----------------------------
                                    Title:  President
                                          ---------------------------

                                    LOJACK HOLDINGS CORPORATION

                                    By:  /s/Joseph F. Abely
                                       ------------------------------
                                    Name:  Joseph F. Abely
                                         ----------------------------
                                    Title:  President
                                          ---------------------------

                                    LOJACK VENTURE CORPORATION

                                    By:  /s/Joseph F. Abely
                                       ------------------------------
                                    Name:  Joseph F. Abely
                                         ----------------------------
                                    Title:  President
                                          ---------------------------



                                    THE FIRST NATIONAL BANK OF BOSTON



                                    By:  /s/Patricia K. Conry
                                       ------------------------------
                                       Patricia K. Conry, Vice President

                           JOINDER TO LOAN AGREEMENT
                           -------------------------

     The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Loan Agreement dated as of December 10, 1993, as amended October 11, 1994, February 20, 1996 and October 31, 1996 (as amended, the "Loan Agreement"), among The First National Bank of Boston, LoJack
     --------------
Corporation, LoJack International Corporation, LoJack of New Jersey Corporation, Recovery System, Inc., LoJack Holdings Corporation and LoJack Venture Corporation, and shall have all of the rights and obligations of a "Borrower"
                                                                    --------
under the Loan Agreement.

     Executed as a sealed instrument as of February 28, 1997.



                               LOJACK OF PENNSYLVANIA, INC.


                               By:  /s/Joseph F. Abely
                                  -----------------------------------
                                  Name:  Joseph F. Abely
                                  Title:  President


                               LOJACK FSC, LTD.


                               By:  /S/Joseph F. Abely
                                  -----------------------------------
                                  Name:  Joseph F. Abely
                                  Title:  President

                                                                     EXHIBIT 2.2


The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110
Attention:  Patricia K. Conry, Vice President

     Re: Revolving Credit and Term Loan Agreement
         Dated as of December 10, 1993, as amended
         -----------------------------------------

Gentlemen:

     We refer to the Revolving Credit and Term Agreement dated as of December 10, 1993, as amended (the "Agreement") among LOJACK CORPORATION and its wholly owned subsidiaries and THE FIRST NATIONAL BANK OF BOSTON. Capitalized terms used herein without definition are used as defined in the Agreement.

     Pursuant to Section 2.2 of the Agreement, the undersigned hereby confirms its request made on _____________, 19__ for a Revolving Loan. Such Loan shall be a [Base Rate] [Fixed Rate] Loan in the amount of $________ on _______________, 199 .

     [The Interest Period applicable to said Loan will be ___ days.]*

     Said Loan represents a conversion of the [Base Rate] [Fixed Rate] Loan in the same amount made on ______________.]**

     The representation and warranties contained or referred to in Section 4 of the Agreement and in the other Loan Documents are true and accurate on and as of the effective date of the Loan as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date); and no Default has occurred and is continuing or will result from the Loan.


                             LOJACK CORPORATION

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------

                             LOJACK INTERNATIONAL CORPORATION

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------

                             LOJACK OF NEW JERSEY CORPORATION

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------

                             RECOVERY SYSTEMS, INC.

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------

                             LOJACK HOLDINGS CORPORATION

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             LOJACK VENTURE CORPORATION

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             THE FIRST NATIONAL BANK OF BOSTON



                             By:
                                ------------------------------------
                              Patricia K. Conry, Vice President


------------------------------
Date

__________
*   To be inserted in any request for a Fixed Rate Loan.
**  To be inserted in any request for a conversion.